UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           January 6, 2004
                                                      --------------------------

                         Hampton Roads Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Virginia                       005-62335                54-2053718
        --------                       ---------                ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

                  201 Volvo Parkway, Chesapeake, Virginia 23320
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 436-1000
                                                   --------------


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Item 9. Regulation FD Disclosure.

      On January 6, 2004, Hampton Roads Bankshares, Inc. issued a press release announcing that Donald W. Fulton, Jr. was named the Company's Chief Financial Officer. This information is being furnished pursuant to Item 5 "Other Events and Regulation FD Disclosure" of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Hampton Roads Bankshares, Inc.

Date January 6, 2004                       By: /s/ Jack W. Gibson
                                               ---------------------------------
                                               Jack W. Gibson
                                               President and Chief Executive
                                               Officer


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                                  EXHIBIT INDEX

Exhibit No.                     Description of Exhibits
-----------                     -----------------------

    99.1                        Press release dated January 6, 2004